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                                                                    EXHIBIT 23.8


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 1, 1996 included in Mountain Parks Financial Corp.'s Form 10-KSB for the year ended December 31, 1995 and to all references to our Firm included in or made a part of this registration statement.

                                       ARTHUR ANDERSEN LLP


Minneapolis, Minnesota,
October 18, 1996